Franklin Electric Acquires Cat Pumps, Expanding Commercial and Industrial Flow Control Platform
September 8, 2026

Flow control leader adds complementary high-pressure technology, an industry leading brand, and exposure to growing commercial and industrial end markets in high uptime applications

•Increases exposure to attractive, high growth end-markets across mission critical applications, including: industrial cleaning, reverse osmosis and water treatment, vehicle cleaning, energy, specialty vehicles, and other commercial & industrial markets
•Expands installed base with resilient after-market and consumables revenue
•Enhances commercial and industrial position in high uptime applications
•Expected to be accretive to Adjusted EPS1 in 2027
•Attractive financial profile with more than $100 Million in revenue, EBITDA margins1 above 35%
•Expected to create compelling revenue synergies across Franklin’s portfolio

FORT WAYNE, Ind. – September 8, 2026 – Franklin Electric Co., Inc. (NASDAQ: FELE), a global leader in flow control with a focus in water and energy systems, today announced it has completed the acquisition of Cat Pumps Corporation, a leading provider of high-pressure, positive displacement pumps, for $350 million in cash plus a potential earnout of up to $50 million in Franklin Electric stock based on future performance.

Cat Pumps, based in Minneapolis with global operations, is a market leader in high-pressure plunger and piston pumps serving commercial and industrial applications. The company generated approximately $115 million in revenue and $45 million in Adjusted EBITDA1 in 2025, with industry-leading margins and a high proportion of recurring aftermarket parts and accessories revenue.

“This acquisition accelerates our strategy to build a broader, more resilient flow control company,” said Joe Ruzynski, Chief Executive Officer of Franklin Electric. “Cat Pumps brings a premium brand with exceptional customer loyalty, proprietary technology, and deep expertise in demanding commercial and industrial applications. Combined with Franklin’s commercial capabilities, global footprint, and systems expertise, we see meaningful opportunities to expand the business and better serve customers across our combined markets.”

Key Strategic and Financial Benefits of the Transaction

•Strengthens Franklin Electric’s position in attractive, high-growth commercial and industrial end markets across mission-critical applications: Cat Pumps’ portfolio of leading high-pressure solutions will strengthen Franklin Electric’s presence across growing end markets, including energy, hydro excavation, industrial cleaning, reverse osmosis and water treatment, vehicle cleaning, and water misting. The sustained demand for these mission-critical solutions is supported by secular trends, advancing Franklin Electric’s strategic priorities and establishing a highly attractive and resilient growth engine.
•Broadens Franklin Electric’s commercial and industrial flow platform with a comprehensive suite of complementary solutions: The transaction strengthens Franklin Electric’s industrial platform by adding a complementary product line and expands Franklin Electric’s addressable market by $1+ billion, while maintaining the company’s focus on high-quality, customer focused, high-margin businesses.
•Expands large and growing installed base and broadens Franklin Electric’s access to durable aftermarket revenue streams: The acquisition provides a stream of stable, recurring and high-margin aftermarket and accessory revenue.
•Supports strategy of long-term profitable growth: The acquisition is expected to be accretive in the first full year of Franklin Electric's ownership. The transaction is expected to support

Franklin Electric’s long-term margin and return objectives. Franklin Electric expects to leverage its international distribution network to expand Cat Pumps' presence in select industrial and infrastructure markets outside North America.
•Maintains strong financial position and flexibility to execute balanced capital allocation priorities: Franklin Electric expects to have a net leverage ratio1 of approximately 1.5x following the close of the transaction. Franklin Electric’s strong balance sheet and robust cash flows will create flexibility to continue to invest in key growth initiatives, while maintaining its strong track record of shareholder returns, including 34+ years of dividend growth.

Ruzynski added: “I am excited to welcome the Cat Pumps team to Franklin Electric. They have built an outstanding reputation for reliability and technical performance. Our teams share a strong customer-first culture, and we are excited to bring Franklin Electric’s market development, systems capabilities, and channel strength to help accelerate growth in both existing and adjacent applications where customers demand quality, innovation and service. ”

Transaction Details
The acquisition was completed on September 4, 2026. Franklin Electric funded the transaction with a combination of available cash and borrowings under its existing credit facilities. Cat Pumps will be reported as part of Franklin Electric’s Energy Systems segment and will continue to go to market under the Cat Pumps brand.

Advisors
Rothschild & Co served as financial advisor to Franklin Electric, and Taft Stettinius & Hollister LLP and Bird & Bird served as its legal advisors. Houlihan Lokey served as financial advisor to Cat Pumps, and Glaser Weil Fink Howard Jordan & Shapiro LLP as its legal advisor.

Forward Looking Statements
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. This release contains forward-looking statements, including statements regarding the anticipated benefits of Franklin Electric’s acquisition of Cat Pumps, expected financial performance and Adjusted EPS accretion, anticipated revenue synergies, opportunities to expand Cat Pumps’ business in existing and adjacent markets, integration plans, future margin and return objectives, expected leverage and capital allocation flexibility, and other expectations regarding the combined businesses. These forward-looking statements are based on information currently available to management and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements.
These risks and uncertainties include, among others, Franklin Electric’s ability to successfully integrate Cat Pumps; retain key customers, distributors, suppliers and employees; realize the anticipated strategic, financial and operating benefits of the acquisition, including expected revenue synergies and Adjusted EPS accretion; manage integration costs, business disruption and potential unknown or contingent liabilities; achieve the performance conditions associated with the contingent earnout consideration; and successfully expand Cat Pumps’ business in existing and adjacent markets. Additional risks and uncertainties include industry and market reaction to the transaction; general economic and currency conditions; conditions specific to Franklin Electric’s businesses and industries; weather conditions; market demand; competitive factors; changes in distribution channels; supply constraints; the effect of price increases; raw material, logistics and labor costs; technology factors; litigation; government and regulatory actions; changes in tariffs or the impact of any such changes on Franklin Electric’s financial results; accounting policies; and other risks detailed in Franklin Electric’s filings with the Securities and Exchange Commission, including Item 1A of Part I of its Annual Report on Form 10-K for the year ended December 31, 2025, and Item 1A of Part II of its subsequent Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements speak only as of the date of this release, and Franklin Electric assumes no obligation to update any forward-looking statements, except as required by law.

About Franklin Electric
Franklin Electric is a global leader in the production and marketing of systems and components for the movement of water and energy. Recognized as a technical leader in its products and services, Franklin Electric serves customers worldwide in residential, commercial, agricultural, industrial, municipal and fueling applications. Franklin Electric is proud to be recognized in Newsweek’s lists of America’s Most Responsible Companies 2025, Most Trustworthy Companies 2025, and Greenest Companies 2025.

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1 Non-GAAP measures used above: 1) “Adjusted EBITDA” is defined as earnings before interest, taxes, depreciation and amortization expense, adjusted to exclude restructuring and realignment costs, special charges and tax-related special items, as applicable; 2) “EBITDA margin” is defined as Adjusted EBITDA divided by revenue; 3) “Adjusted Earnings Per Share” is defined as diluted earnings per share, adjusted to exclude restructuring and realignment costs, amortization of acquired intangible assets, gain or loss from sale of businesses, special charges and tax-related special items, as applicable; 4) “Net Leverage Ratio” is defined as total debt less cash and cash equivalents divided by Adjusted EBITDA.

Franklin Electric Contact:
Jennifer Wolfenbarger / Dean Cantrell
Franklin Electric Co., Inc.
InvestorRelations@fele.com